UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

GLUCOTRACK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41141	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Rte. 17 North, Ste. 800, Rutherford, NJ	07070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 842-7715

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GCTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Private Placement

On October 22, 2026, Glucotrack, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors (the “Investors”), pursuant to which the Company issued to the Investors senior secured convertible promissory notes (the “Notes”) in the aggregate principal amount of $2,564,102.65 for an aggregate cash purchase price of $2,000,000, reflecting a 22% original issue discount. The Notes bear interest at a rate of 8% per annum on the outstanding principal amount and mature nine (9) months after their issuance on October 22, 2026. Upon the occurrence of any Event of Default (as defined in the Notes), the outstanding principal amount, together with any past due and unpaid interest, will bear interest at a rate of 18% per annum until paid in full. The Notes are secured by a security interest in substantially all of the assets of the Company and its subsidiaries pursuant to the Company’s existing security agreement and rank equally and ratably in the collateral with the Company’s other outstanding obligations secured thereunder.

The Notes are convertible, in whole or in part, at any time on or after the issuance date, at a conversion price equal to the lower of (i) $0.6390, representing the Nasdaq Minimum Price (as defined in the Note) and (ii) 80% of the lowest daily volume weighted average price of the common stock, par value $0.001 per share, of the Company (the “Common Stock”) during the fifteen (15) trading days immediately preceding the applicable conversion notice, subject in each case to a floor price equal to 20% of the Nasdaq Minimum Price (the “Floor Price”) (the “Conversion Price”). The total cumulative number of shares of Common Stock issued upon conversion of the Notes and exercise of the Warrants (as defined below), in the aggregate, may not exceed 19.99% of the Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless and until the Company obtains stockholder approval of the issuance of the underlying Common Stock in accordance with Nasdaq Listing Rule 5635(d) (the “Stockholder Approval”). If the volume weighted average price of the Common Stock is less than the Floor Price then in effect on each of any ten (10) consecutive trading days, the Floor Price shall, subject to the Company’s receipt of the Stockholder Approval, automatically reset to, and thereafter equal, the lowest volume weighted average price during such ten (10) trading day period. The Conversion Price and Floor Price are subject to adjustment for stock splits, stock combinations, stock dividends, reclassifications, dilutive issuances, share combination events, and reorganization or change of control transactions.

The sale of the Notes and Warrants (as described below) is referred to herein as the “Financing.” The Financing closed on October 22, 2026 (the “Closing”), resulting in gross proceeds to the Company of $2,000,000, before deducting the Placement Agent’s fees and other offering expenses. The Purchase Agreement, the Notes and the Warrants are collectively referred to herein as the “Transaction Documents.”

Warrants

On October 22, 2026, the Company also issued to the Investors warrants (the “Warrants” and, together with the Notes, the “Securities”) to purchase 8,025,360 shares of Common Stock, representing a number of shares equal to 200% of each Investor’s principal amount under its Note divided by $0.6390. The Warrants are exercisable for a period of five (5) years from the date of issuance at an exercise price of $1.5975 per share; provided that, in each case, the shares of Common Stock issuable upon exercise of the Warrants are subject to the Exchange Cap and may not be issued in excess thereof unless and until the Company obtains the Stockholder Approval. The exercise price and the number of shares of Common Stock issuable upon exercise of the Warrants is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.

Other Terms of Purchase Agreement

Registration Rights

The Company is required to file a registration statement (or add the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants (the “Registrable Securities”) to an existing registration statement on file with the Securities and Exchange Commission (the “SEC”) that has not yet been declared effective) within ten (10) days after the Closing (the “Required Filing Registration Date”) covering the resale of Registrable Securities. The Company is required to use commercially reasonable efforts to cause such registration statement to be declared effective within forty-five (45) days of the Closing (the “Required Effective Registration Date”). If the registration statement is not filed by the Required Filing Registration Date, the Company shall issue and deliver to the Investors a number of shares of Common Stock equal to $250,000 divided by the lowest traded price of the Common Stock between the Closing and the Required Filing Registration Date, and for every thirty (30) days thereafter that the registration statement is not filed, the Company shall issue and deliver to the Investors a number of additional shares of Common Stock equal to $250,000 divided by the lowest traded price of the Common Stock during such thirty (30) day period, subject to an aggregate cap of $1,500,000 in shares (collectively with any shares issuable pursuant to a failure to achieve effectiveness of the registration statement by the Required Effective Registration Date or a failure to obtain the Stockholder Approval, the “Penalty Shares”). If the registration statement is not declared effective by the Required Effective Registration Date, the Company shall issue and deliver to the Investors a number of shares of Common Stock equal to $250,000 divided by the lowest traded price of the Common Stock between the Closing and the Required Effective Registration Date, and for every thirty (30) days thereafter that the registration statement is not declared effective, the Company shall issue and deliver to the Investors a number of additional shares of Common Stock equal to $250,000 divided by the lowest traded price of the Common Stock during such thirty (30) day period. To the extent the issuance of any Penalty Shares, when aggregated with the other shares of Common Stock issued or issuable under the Transaction Documents, would exceed the Exchange Cap, such Penalty Shares shall not be issued until the Company has obtained the Stockholder Approval.

Stockholder Approval

Within thirty (30) days of the Closing (the “Required Initial Proxy Date”), the Company is required to file a proxy statement with the SEC for the purpose of obtaining the Stockholder Approval. The Company is required to use its commercially best efforts to obtain the Stockholder Approval within ninety (90) days of the Closing (the “Required Stockholder Meeting Date”). If the proxy statement is not filed by the Required Initial Proxy Date, the Company shall issue and deliver to the Investors a number of shares of Common Stock equal to $250,000 divided by the lowest traded price of the Common Stock between the Closing and the Required Initial Proxy Date. For every thirty (30) days after the Required Stockholder Meeting Date that the stockholder meeting is not held, the Company shall issue and deliver to the Investors a number of additional shares of Common Stock equal to $250,000 divided by the lowest traded price of the Common Stock during such thirty (30) day period. To the extent the issuance of any Penalty Shares would, when aggregated with the other shares of Common Stock issued or issuable under the Transaction Documents, exceed the Exchange Cap, such Penalty Shares shall not be issued until the Company has obtained the Stockholder Approval. If the Stockholder Approval is not obtained by the first Required Stockholder Meeting Date, the Company shall, during the period beginning on such date and continuing 360 days thereafter, cause an additional stockholder meeting to be held every sixty (60) days until the Stockholder Approval is obtained.

Most Favored Nation

While any Notes remain outstanding, upon any issuance by the Company of its securities for cash consideration (a “Subsequent Financing”), each Investor may elect, in its sole discretion, to exchange all or some of the Securities then held for any securities or units issued in a Subsequent Financing on a dollar-for-dollar basis. The Company is required to provide each Investor with notice of any Subsequent Financing. Additionally, if in any Subsequent Financing there are any contractual provisions or side letters that provide terms more favorable to the investors therein than the terms provided under the Transaction Documents, then the Company shall notify the Investors of such additional or more favorable terms and such terms, at each Investor’s option, shall become a part of the Transaction Documents. Additionally, if the Company enters into any subsequent financing with another individual or entity on terms that are more favorable than those provided to the Investors, the Transaction Documents shall automatically be amended to include such more favorable terms, so long as the Notes remain outstanding. The foregoing most favored nations provisions do not apply to Exempted Securities (as defined in the Purchase Agreement) or to securities of any subsidiary.

Subsequent Equity Sales

From the Closing until ninety (90) days following the effective date of each of the registration statement and Stockholder Approval, the Company and any subsidiary shall not (i) issue, enter into any agreement to issue, or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement), other than Exempted Securities, or (ii) file any registration statement or any amendment or supplement thereto, in each case other than (A) solely with respect to securities issued pursuant to any share or option plan duly adopted for such purpose by the Company’s board of directors or a committee of non-employee directors established for such purpose for services rendered to the Company, or (B) a registration statement filed in connection with a Registered Public Offering (as defined in the Purchase Agreement). While the Notes remain outstanding, the Company and its subsidiaries may not enter into a Variable Rate Transaction, as defined in the Purchase Agreement, without the prior written consent of the Investors. Variable Rate Transactions generally include issuances of securities with conversion, exercise or exchange prices based on or varying with future trading prices of the Common Stock, securities containing specified future price-reset features, and equity lines of credit or similar continuous offerings at future-determined prices. The restriction is subject to the exceptions set forth in the Purchase Agreement.

Mandatory Repayment from ELOC Proceeds

Until all outstanding principal, accrued and unpaid interest and other amounts owing under each Note have been paid in full, the Company shall, and shall cause each of its subsidiaries to, apply fifty percent (50%) of all proceeds received under any equity line of credit or similar arrangement (each, an “ELOC,” and such proceeds, “ELOC Proceeds”) toward the repayment of each Note. Such obligation is mandatory and not subject to any election, waiver or discretion of the Company, and shall apply separately to each draw, advance, put or tranche under any ELOC as and when the related ELOC Proceeds are received. The Company shall pay such amount to each Investor in immediately available funds within three (3) business days following the Company’s or any subsidiary’s receipt of the applicable ELOC Proceeds, and such payment shall be applied first to accrued and unpaid interest and other amounts (other than principal) owing under the Note and thereafter to the outstanding principal amount. Concurrently with each such payment, the Company shall deliver to each Investor a written notice setting forth the date and amount of the applicable draw or tranche and the ELOC Proceeds received. No such repayment shall be subject to any prepayment premium or penalty under the Notes, and no such repayment shall limit any other right of the Investors under the Notes or the other Transaction Documents. The failure of the Company to make any repayment required by the Purchase Agreement within such three (3) business day period shall constitute an Event of Default (as such term is defined in the Notes).

Placement Agency Agreement

In connection with the Private Placement, on October 22, 2026, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Dawson James Securities, Inc. (the “Placement Agent”). As compensation for acting as Placement Agent for the Financing, the Company agreed to pay the Placement Agent (a) a cash placement fee equal to seven percent (7%) of the gross cash proceeds received by the Company from the sale of the Securities, (b) warrants (the “Placement Agent Warrants”) to purchase 160,508 shares of Common Stock, representing a number of shares equal to four percent (4.0%) of the aggregate number of shares of Common Stock initially issuable upon conversion in full of the Notes issued to the Investors at the Closing, calculated using the initial Conversion Price, which Placement Agent Warrants are exercisable at any time and from time to time, in whole or in part, during the five-year period from the Closing Date, at a price per share equal to one hundred twenty-five percent (125%) of the initial Conversion Price, and (c) reimbursement of the Placement Agent’s actual accountable expenses, including legal and diligence expenses, in an aggregate amount not to exceed $50,000.

The above summary of the Notes, the Warrants, the Placement Agent Warrants, the Purchase Agreement, and the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to such applicable agreements or forms of agreements, copies of which are attached as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The Notes, the Warrants, the Placement Agent Warrants and the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants or Placement Agent Warrants, as applicable, and any Penalty Shares that may be issued, were, or upon issuance will be, issued and sold by the Company in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 19, 2026 (the “Prior Form 8-K”), on October 13, 2026, the Company entered into a Waiver Agreement (the “Waiver”) with certain holders (the “July Holders”) of warrants issued pursuant to the Securities Purchase Agreement, dated as of July 14, 2026, by and among the Company and the July Holders, pursuant to which, in consideration for the Waiver, the Company became obligated to issue new warrants (the “New Warrants”) to purchase an aggregate of 406,198 shares of Common Stock to the July Holders that executed the Waiver. Since the filing of the Prior Form 8-K, additional July Holders have executed the Waiver and, in consideration therefor, the Company has become obligated to issue to such additional New Warrants to purchase an aggregate of 270,300 additional shares of Common Stock, bringing the aggregate number of shares of Common Stock issuable upon exercise of the New Warrants to 676,498. The additional New Warrants have the same terms as the New Warrants described in the Prior Form 8-K, which description is incorporated herein by reference. The New Warrants and the shares of Common Stock issuable upon exercise thereof will be issued by the Company to the July Holders in reliance upon the exemption from the registration afforded by Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On October 22, 2026, the Company issued a press release, which announced a 1-for-2 reverse stock split of the Company’s common stock, par value $0.001 per share, effective with the opening of trading on October 26, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Note, dated October 22 2026
4.2	Form of Warrant, dated October 22, 2026
4.3	Form of Placement Agent Warrant, dated October 22, 2026
10.1	Form of Securities Purchase Agreement, dated October 22, 2026, by and between Glucotrack, Inc. and the purchasers party thereto
10.2	Placement Agency Agreement, dated October 22, 2026, by and between Glucotrack, Inc. and Dawson James Securities, Inc.
99.1	Press Release, dated October 22, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2026

GLUCOTRACK, INC.

	By:	/s/ Erik Emerson
	Name:	Erik Emerson
	Title:	Chief Executive Officer